February 13, 2007 Florida East Coast Industries, Inc. Fourth Quarter 2006 Earnings Review February 15, 2007 Exhibit 99.1

Florida East Coast Railway

Flagler

Florida East Coast Industries

| 2
Florida East Coast Industries
A Florida Railroad and Real Estate Company
> Regional freight railroad that
operates 351 miles of main line
track with the most direct route
from Jacksonville to Miami and
provides intermodal drayage
services in the Southeast U.S.
> Real estate development company
that develops, constructs, owns,
manages, leases, acquires and
sells commercial and industrial
properties located in Florida,
primarily Jacksonville, Orlando,
Lakeland, Sunrise and Miami
RAILROAD REAL ESTATE
Flagler
Development
Group
(“FLAGLER”)
• Listed on NYSE: FLA
•
Market Capitalization $2.1B
(as of 12/31/06)
•
Shares Outstanding: 35.7M
(as of 12/31/06)
• Annual Dividend: $0.28
Company Snapshot
Florida East Coast
Railway, L.L.C.
(“FECR”)

| 3
Florida East Coast Industries, Inc.
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,
as amended.  These forward-looking statements include the Company's present expectations or beliefs concerning future events.  These statements may be identified by the use of words like
"plan," "expect," "aim," "believe," "project," "anticipate," "intend," "estimate," "may," "will," "should," "could," and other expressions that indicate future events and trends.  Such forward-
looking statements may include, without limitation, statements that the Company does not expect that lawsuits, environmental costs, commitments, including future contractual obligations, contingent liabilities, financing availability, labor negotiations or other matters will have a material adverse effect on its consolidated financial condition.  Also, forward-looking statements may include statements concerning future capital needs and sources of such capital funding, statements concerning future intentions with respect to the payment of dividends, execution of a share repurchase program, and other potential capital distributions, number of shares to be repurchased, availability of cash to fund the stock repurchase, ability to reinvest (tax-deferred)
sales proceeds into qualifying
§1031
properties, future level of traffic volumes, future growth potential of the Company's lines of business, performance of the Company's product offerings, intention to entitle and develop real estate, ability to complete planned acquisitions, ability of each party to an announced transaction to satisfy the closing conditions in the agreement, expected completion dates, issuance of contingent consideration, completion of existing and future projects, statements regarding accessibility, visibility, expansion opportunities, ability to complete transactions within specified time frame; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; costs and availability of land and construction materials; the intentions to close the construction and demolition debris (C&D) facility at Beacon Countyline at the current estimated cost, the resolution of litigation involving mining in South Florida and other similar expressions concerning matters that are not historical facts, and projections relating to the Company's financial results.  The Company cautions that such forward-looking statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements.  Important factors that could cause such differences include, but are not limited to, the changing general economic conditions and the residential real estate market in the state of Florida as well as the southeast US and the Caribbean as they relate to economically sensitive products in freight service and building rental activities; ability to manage through economic recessions or downturns in customers' business cycles; ability to pass through fuel surcharges to customers; a slow down in construction activities in Florida, including the residential market; the impact of interim or final orders related to mining activities in South Florida issued by courts or regulatory agencies including the
United States District Court and the US Army Corps of Engineers on the Company's rail volumes; industry competition; consolidation within industries of the Company's customers; ongoing challenges in the US domestic auto makers ability to be competitive; possible future changes in the Company's structure, lines of business, business and investment strategies, and related implementation; legislative or regulatory changes; technological changes; volatility of fuel prices (including volatility caused by military actions); the Railway's ability to purchase low sulfur diesel fuel; changes in levels of preventive and capital maintenance, asset replacement and depreciation rates resulting from assumptions in the Railway right-of-way and equipment life studies; changes in the ability of the Company to complete its financing plans, changes in interest rates, the settlement of future contractual obligations as estimated in time and amount
(customary to the Company's historical cost structure) including labor negotiations and recoveries from damage claims in a satisfactory way; changes in insurance markets, including availability of windstorm coverage, increases in insurance premiums and deductibles; the availability and costs of attracting and retaining qualified independent third party contractors; timing and amount of issuance of contingent consideration; liability for environmental remediation and changes in environmental laws and regulations; the ultimate outcome of environmental investigations or proceedings and other types of claims and litigation, natural events such as weather conditions, hurricanes, floods, earthquakes and forest fires; discretionary government decisions affecting the use of land and delays resulting from weather conditions and other natural occurrences, like hurricanes, that may affect construction or cause damage to assets; the ability of buyers to terminate contracts to purchase real estate from the Company prior to the expiration of inspection periods; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of one or all parties to meet requirements, terms and conditions for closing; ability to complete transactions within a specified time frame; costs and availability of land and construction materials; buyers' inability or unwillingness to close transactions, particularly where buyers only forfeit deposits upon failure to close;
the ability of the Company to close the Beacon Countyline C&D facility at the current estimated costs; the ability to accomplish certain zoning changes or other land use changes by the
Company or others; the Company's future taxable income and other factors that may affect the availability and timing of utilization of the Company's deferred tax assets; uncertainties, changes or litigation related to tax laws, regulations; and other risks inherent in the real estate and other businesses of the Company.  Further information on these and other risk factors is included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q.  The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

| 4 Adolfo Henriques Chairman, President & CEO FLORIDA EAST COAST INDUSTRIES, INC.

| 5
Overview
2006 Railway
•
Revenues increased 11% to $264.1 million
•
Operating profit increased $14.7 million or 23% to $78.5
million
Operating profit includes $5.3 million of net insurance recoveries related to 2005 hurricane season
•
Housing and Automobile Markets softened during
second half of 2006
•
Intermodal Growth continued

| 6
Overview
2006 Real Estate
•
Realty rental revenues increased 13% to $97.4
million
•
Realty rental operating profit before depreciation &
amortization increased $6.9 million, or 12%, to $62.5
million
Results include $1.8 million of insurance recoveries, net of expenses, related to 2005 hurricane season
•
Overall and Same Store occupancy increased to
96% at year end
•
Completed Codina Group acquisition and integration
–
enhanced realty revenues

| 7
Overview
Railway - 4th Quarter 2006
•
Revenues increased 2% to $63.6 million
•
Operating profit increased $1.1 million or 7%
to $17.4 million
•
Fourth quarter 2005 impacted by hurricane
• Slowing residential construction and
automobile shipments during the quarter

1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06

Florida East Coast INDUSTRIES

| 8
Railway – Aggregate Volumes and Revenues
•
Quarterly aggregate volume
down 3% with revenue down 1%
•
Volume continues to be
impacted by residential
construction slowdown
•
Customers continue shift from
residential to infrastructure and
commercial sectors
•
Hearings completed on rock
mining in South Florida.  Timing
on a ruling, if any, is unknown
Aggregate Revenues 2003-2006 (4th Qtr)
$10,500
$13,000
$15,500
$18,000
$20,500
$23,000
Revenues

1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06

Florida East Coast
INDUSTRIES

| 9
Railway – Continued Intermodal Revenue Growth
•
Quarterly Intermodal volume up
3% and revenue up 9%
•
Florida’s shape and growth
supports the value proposition
of rail transportation
• Rail provides a direct, more cost-
effective transportation solution
•
Florida is an international hub
• Exclusive access to ports
provides clear competitive
advantage
•
FECR 1
st
transportation
company to move Wal-Mart
equipment via rail
Intermodal  Revenues 2003-2006 (4th Qtr)
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
$22,000
$24,000
$26,000
$28,000
$30,000
Revenues

| 10
Railway Outlook
•
Florida continues to be one of the fastest growing states in the US
•
Expectations for soft residential market to be offset by
higher commercial and infrastructure volumes
Residential construction market expected to
improve in second-half of 2007
•
Decreased domestic manufacturers’
shipments and
shipment schedules expected in 2007
•
FECR has advantage of location, which cannot be
duplicated today

FLAGLER
DEVELOPMENT GROUP

Florida East Coast
INDUSTRIES

| 11 Flagler Development Group Lakeside Two – Flagler Center

| 12
Overview
Real Estate –
4
th
Quarter 2006
•
Realty rental revenues increased 14% to $25.8
million
•
Realty rental operating profit before
depreciation & amortization increased 9%, to
$15.6 million
•
Realty services revenues were $16.0 million
with $1.8 million in operating profit

| 13 Flagler Development Pipeline • Overall Occupancy: 96% • 485,000 square feet in lease-up 64% leased • 1.9 million square feet under construction • 1.9 million square feet in pre-development

Lakeside Three Rending

Florida East Coast
INDUSTRIES

| 14
Flagler Development Activity –
North Florida
•
Construction on
Lakeside Three has
commenced
•
Completion expected
in September 2007
•
Lakeside One under
construction and 63%
leased
•
Lakeside Two and
Four 100% occupied
Lakeside Three, Flagler Center, Jacksonville, Florida

Flagler Station 1200 Rendering

Florida East Coast Industries

| 15
Flagler Development Activity –
South Florida
•
118,296 sq. ft. under
construction
•
Completion expected
in third quarter 2007
•
Second multi-tenant
office building at
Flagler Station
•
Stabilized office
occupancy in South
Florida 98%
Office Building 1200 at Flagler Station, Miami, Florida

| 16
FLAGLER DEVELOPMENT GROUP –
BOCA 54
Rendering Office Depot Global Headquarters
Boca Raton,  FL
• Build-to-suit
headquarters for Office
Depot, a 625,000 sq ft
complex on 29 acres
• J/V with TIAA-CREF
Global Real Estate
• Exploring opportunities
for remaining 26 acres

| 17
Rendering – Burger King & Sevilla Buildings
• Burger King Headquarters
• Construction will
commence in February
2007
• 225,000 sq ft build-to-
suit and 23,000 sq ft
retail
• Expected completion
late 2008
• Forward sale executed
• Sevilla Building
• 45,000 sq ft
• Future headquarters
Flagler Development
Group – 2
nd
Quarter
2007

Commerce-Bank-Cam03
DRAFT January 17, 2007
GENESIS STUDIOS, INC.

Florida East Coast
INDUSTRIES

| 18
Flagler Development Activity –
South Florida
Rendering Commercebank Building
Beacon Lakes, Miami, Florida
•
100,000 sq. ft. build-to-suit
and sale at Beacon Lakes
•
Commercebank’s
Customer
Service Center
•
Completion expected late
2007
•
J/V with AMB Property
Corporation

| 19
Florida’s Dynamics are Driving Growth for Flagler
•
Overall, Florida economy remains strong
•
Population growth is driving demand
Office/retail development follow new residents
Immigration remains strong
•
Developable land in Florida is becoming increasingly
scarce
Flagler well positioned for long-term growth
•
International trade hub - Corporations establish
Latin America headquarters here

| 20 Daniel H. Popky Chief Financial Officer FLORIDA EAST COAST INDUSTRIES, INC.

100
Florida East Coast

Florida East Coast
RAILWAY

Florida East Coast
INDUSTRIES

| 21 FLORIDA EAST COAST RAILWAY One of four new SD70M-2 Locomotives Delivered December 2006 New Railway Headquarters Jacksonville, FL

| 22 Railway Revenue Growth $62.5 $63.6 ($0.7) ($0.7) $2.5 Q4 2005 Carload Intermodal All Other Q4 2006 Fourth Quarter - in Millions - 2.2% + 9.0% - 31.7% +1.7%

| 23 Railway Revenue Growth Detail Q4 2005 Volume Rate & Mix Fuel Recovery Q4 2006 Fourth Quarter - in Millions -0.7% +2.9% +0.6% +1.7% Ancillary -1.1% ($0.4) $63.6 $0.5 $1.7 ($0.7) $62.5

| 24
$16.3
$17.4
$21.8
$23.1
2005 2006 2005 2006
Railway Profit Growth
Operating
Profit
Operating Profit
before Depreciation**
**See page 38 for reconciliation of non-GAAP measures
6.9%
6.0%
Fourth Quarter – In Millions
* Prior year quarter includes impact from hurricanes which resulted in 14 days of limited service

| 25
2006 2007
2007 Railway Outlook
Revenues
Operating Profit
(1) Excludes Hurricane recoveries, net of expenses, of $5.3 million
Full Year – In Millions
Flat - 6%
2% Decrease to 4% Increase
2006 2007
$264.1
$265-$280
$73.1
(1)
$72-$76

| 26
0
10
20
30
40
50
2002 2003 2004 2005 2006 2007
Outlook
$30
$27
$30
$39(1)
$42-$47
Maintenance capital
Productivity & growth capital
*
(in millions)
$45
Railway Capital Expenditures
*Before the purchase of any strategic land parcels to be used for industrial development
(1)Productivity and growth capital includes $5.1 million of land purchased for future development

| 27 FLAGLER DEVELOPMENT GROUP – BOCA 54 Rendering Office Depot Global Headquarters Boca Raton, FL

| 28
Q4
2005
Operating
Properties
Q4
2006
Fourth Quarter - in Millions
Flagler Rental & Services Revenue Growth
$42.1
+83.0%
$3.1
$23.0
Realty
Services (1)
$15.8
(1) Includes construction, brokerage, property management and development revenues
Land
Use
$0.2

| 29 Q4 2005 New in ’05/’06 Q4 2006 Fourth Quarter - in Millions Flagler Realty Rental Revenue Growth $25.8 +13.9% $2.4 $22.7 Same Store $0.7

| 30
Q4
2005
Same
Store
New in
’05/’06
Q4
2006
Fourth Quarter - in Millions
$15.6
+9.0%
$1.3
$0.0
$14.3
Flagler Realty Rental Operating Profit
Before Depreciation & Amortization* Growth
* See page 38 for reconciliation of non-GAAP measures.

| 31
Realty Segment Operating Profit
$20.6 $2.8 Realty Operating Profit
(3.7) (8.1)
(1)
Land and Overhead
0.3 0.5 Other Realty Rental
17.2 1.0 Realty Sales
0.0 1.8 Realty Services
$6.8 $7.6 Realty Rental
Operating Profit:
2005 2006
Fourth Quarter
Fourth Quarter - in Millions
(1) Includes $1.5 million of restricted stock amortization and $0.5 million of intangibles amortization related to the Codina acquisition.

Square Feet Leased (in thousands)
Overall Occupancy

Florida East Coast
INDUSTRIES

| 32
Flagler Occupancy and
Leasing Activity
(1)  2003 and 2004 leasing activity represents quarterly averages.
295
178
385
145
371
261
645
682
544
226
92.5%
94.2%
95.0%
95.1%
95.2%
94.9%
94.0%
96.0%
87.2%
94.7%
-10
90
190
290
390
490
590
690
2003(1) 2004(1) 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06
84.0%
86.0%
88.0%
90.0%
92.0%
94.0%
96.0%

Square Feet (in thousands)
% of Total Portfolio

Florida East Coast Industries

| 33
Flagler Lease Expirations
942
3,607
1,918
369
1,071
24.3%
13.5%
11.9%
4.7%
45.6%
0
600
1200
1800
2400
3000
2007 2008 2009 2010 2011and
Beyond
0.0%
10.0%
20.0%
30.0%
40.0%
Total Square Feet Expiring % of Total Portfolio

| 34
Full Year – In Millions
2007 Flagler Outlook
Realty Rental
Revenues
Realty Rental Operating Profit
before Depreciation &
Amortization*
(1) Excludes Hurricane recoveries, net of expenses, of $1.8 million in 2006
* See page 38 for reconciliation of non-GAAP measures
8 - 18%
$97.4 $105-$115
Realty Rental
Operating Profit
7 -14%
$65-$69
$60.7 (1)
$30.6 $32-$35
2006 2007
2006 2007 2006
2007
(1)

| 35
Flagler Capital Investments
* Excludes land acquisitions
$27.0
$75.0
$80.0
$132.7
$90-$115
(in millions)
$118.6
0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
2002 2003 2004 2005 2006 2007
Forecast
Existing Operating Properties Infrastructure
Investments in Joint Ventures Acquisition
New Building Construction

| 36
Condensed Consolidated Statements of Cash Flows
21.6 10.6 Proceeds from exercise of options
- 4.7 Other
- 1.4 Investment by minority interest
- (11.6) Investments in joint ventures
- (65.8) Acquisition of Codina Group
$76.0 $ 5.1 Cash and cash equivalents at end of period
126.2 76.0 Cash and cash equivalents at beginning of period
(50.2) (70.9) Net decrease in cash and cash equivalents
4.5 (30.1) Net cash (used in) provided by financing activities
(4.7) 2.3 Other
(7.5) (9.5) Payment of dividends
(4.9) (34.9) Payment of debt, net of borrowings
Cash flows from financing activities
(139.6) (154.3) Net cash used in investing activities
35.2 71.3 Proceeds from disposition of assets
(174.8) (152.9) Purchases of properties
Cash flows from investing activities
$ 84.9 $113.5 Net cash generated by operating activities
2005 2006 (in millions)
Year Ended
December 31

| 37
Looking Forward
.
• Florida economy remains strong
• Strategic position provides strong competitive
advantage
• Railway management team focused on quickly
adapting to customers’ shifting needs
• Real estate team focused on capturing demand
and maximizing property values through
entitlement process

| 38
Reconciliation of Non-GAAP
to GAAP Measures
$62.6
30.1
$32.5
$100.9
22.4
$78.5
2006
$14.3
7.5
6.8
$21.8
5.5
$16.3
Q405
$15.6
8.0
7.6
$23.1
5.7
$17.4
Q406
$85.5 $67.5 $62.6
Railway Segment’s
operating profit before
depreciation
$65-$69 $55.8 $44.8 $40.1
Realty rental properties’
operating profit before
D&A expense
33-34 28.2 $23.1 22.3
Rental properties’
D&A
expenses
$32-35 $27.6 $21.7 $17.8
Flagler’s realty rental
properties’
operating
profit
$72-76
Outlook
2007
21.8
$63.7
2005
Railway Segment’s –
depreciation expense
Railway Segment’s
operating profit
(in millions)
19.6
$43.0
2003
20.2
$47.3
2004

February 13, 2007 Florida East Coast Industries, Inc. Fourth Quarter 2006 Earnings Review Questions and Answers